EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

Bluehill ID AG

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-147566) of SCM Microsystems Inc. pertaining to the SCM Microsystems, Inc. 2007 Stock Option Plan,

(2)	Registration Statement (Form S-8 No. 333-107546) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(3)	Registration Statement (Form S-8 No. 333-100629) of SCM Microsystems Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(4)	Registration Statement (Form S-8 No. 333-61272) of SCM Microsystems Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-51792) of SCM Microsystems Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(6)	Registration Statement (Form S-8 No. 333-42376) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(7)	Registration Statement (Form S-8 No. 333-73061) of SCM Microsystems Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(8)	Registration Statement (Form S-8 No. 333-66397) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-45795) of SCM Microsystems Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(10)	Registration Statement (Form S-8 No. 333-45791) of SCM Microsystems Inc. pertaining to the 1997 Director Option Plan, and

(11)	Registration Statement (Form S-8 No. 333-45789) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,;

of our report dated March 15, 2010, with respect to the consolidated financial statements and notes of Bluehill ID AG for the years ended December 31, 2009 and 2008 in this Current Report (Form 8-K/A) of SCM Microsystems, Inc.

/s/ Ernst & Young Ltd.

16 March 2010

Multicard AG

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-147566) of SCM Microsystems Inc. pertaining to the SCM Microsystems, Inc. 2007 Stock Option Plan,

(2)	Registration Statement (Form S-8 No. 333-107546) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(3)	Registration Statement (Form S-8 No. 333-100629) of SCM Microsystems Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(4)	Registration Statement (Form S-8 No. 333-61272) of SCM Microsystems Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-51792) of SCM Microsystems Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(6)	Registration Statement (Form S-8 No. 333-42376) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(7)	Registration Statement (Form S-8 No. 333-73061) of SCM Microsystems Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(8)	Registration Statement (Form S-8 No. 333-66397) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-45795) of SCM Microsystems Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(10)	Registration Statement (Form S-8 No. 333-45791) of SCM Microsystems Inc. pertaining to the 1997 Director Option Plan, and

(11)	Registration Statement (Form S-8 No. 333-45789) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,;

of our report dated March 12, 2010, with respect to the financial statements and notes of Multicard AG for the six month period ended June 30, 2008 in this Current Report (Form 8-K/A) of SCM Microsystems, Inc.

/s/ Ernst & Young Ltd.

16 March 2010

Multicard GmbH

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-147566) of SCM Microsystems Inc. pertaining to the SCM Microsystems, Inc. 2007 Stock Option Plan,

(2)	Registration Statement (Form S-8 No. 333-107546) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(3)	Registration Statement (Form S-8 No. 333-100629) of SCM Microsystems Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(4)	Registration Statement (Form S-8 No. 333-61272) of SCM Microsystems Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-51792) of SCM Microsystems Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(6)	Registration Statement (Form S-8 No. 333-42376) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(7)	Registration Statement (Form S-8 No. 333-73061) of SCM Microsystems Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(8)	Registration Statement (Form S-8 No. 333-66397) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-45795) of SCM Microsystems Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(10)	Registration Statement (Form S-8 No. 333-45791) of SCM Microsystems Inc. pertaining to the 1997 Director Option Plan, and

(11)	Registration Statement (Form S-8 No. 333-45789) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,:

of our report dated March 12, 2010, with respect to the financial statements and notes of Multicard GmbH for the six month period ended June 30, 2008 in this Current Report (Form 8-K/A) of SCM Microsystems, Inc.

/s/ Ernst & Young Ltd.

16 March 2010

Tagstar Systems GmbH

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-147566) of SCM Microsystems Inc. pertaining to the SCM Microsystems, Inc. 2007 Stock Option Plan,

(2)	Registration Statement (Form S-8 No. 333-107546) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(3)	Registration Statement (Form S-8 No. 333-100629) of SCM Microsystems Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(4)	Registration Statement (Form S-8 No. 333-61272) of SCM Microsystems Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-51792) of SCM Microsystems Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(6)	Registration Statement (Form S-8 No. 333-42376) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(7)	Registration Statement (Form S-8 No. 333-73061) of SCM Microsystems Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(8)	Registration Statement (Form S-8 No. 333-66397) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-45795) of SCM Microsystems Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(10)	Registration Statement (Form S-8 No. 333-45791) of SCM Microsystems Inc. pertaining to the 1997 Director Option Plan, and

(11)	Registration Statement (Form S-8 No. 333-45789) of SCM Microsystems Inc. pertaining to the 1997 Stock Plan,;

of our report dated March 12, 2010, with respect to the financial statements and notes of Tagstar Systems GmbH for the six month period ended June 30, 2008 in this Current Report (Form 8-K/A) of SCM Microsystems, Inc.

/s/ Ernst & Young Ltd.

16 March 2010

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